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          FIFTH AMENDMENT TO TRANSFER AND ADMINISTRATION AGREEMENT

           This FIFTH AMENDMENT TO TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of July 20, 2000 is entered into by and between NORDSTROM fsb, a federal savings bank with its main office at 7320 East Butherus Drive, Suite 100, Scottsdale, AZ 85260 and the successor in interest to Nordstrom National Credit Bank C'NNCB "), (together with its successors and permitted assigns, the "Transferor"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation with its main office at 100N. Tryon Street, NCI-0-07-to-o6, Charlotte, NC 28255-0001 (together with its successors and permitted assigns, the "Company"), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES THERETO (collectively, the "Bank Investors" and each a "Bank Investor") and BANK OF AMERICA, N.A., a national banking association ("NationsBank"), as agent for the Company and the Bank Investors (in such capacity, the "Agent") and as a Bank Investor.

            WHEREAS, the NNCB, the Company, the Bank Investors and the Agent have entered into a Transfer and Administration Agreement. dated as of August 14, 1996, as amended by a first amendment thereto dated as of August 19, 1997, a second amendment thereto dated as of July 6, 1998, a third amendment thereto dated as of August 9,1999, and a fourth amendment thereto dated as of March 1, 2000 (as amended to the date hereof, the "Transfer and Administration Agreement");

            NOW THEREFORE, in consideration of the mutual agreements set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the Transferor, the Company, the Agent and each Bank Investor agree as follows:

            Section 1. Except as otherwise specifically set forth in this Amendment, capitalized terms used herein as defined terms but not defined herein shall have the meanings assigned to them in the Transfer and Administration Agreement.

            Section 2. Amendment to Section 1. 1.
            (a) Section 1.1 of the Transfer and Administration Agreement is hereby amended by substituting the date referenced in the definition of "Commitment Termination Date" to read "July 19, 2001

            (b) Section 1.1 of the Transfer and Administration Agreement is hereby amended by changing the definition of "Facility Limit" to read as follows:











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            "Facility Limit" shall mean $204,000,000; provided that such amount may not at any time exceed the aggregate Commitments at any time in effect; provided, further, that from and after the Termination Date the Facility Limit shall at all times equal the Class A Invested Amount plus the aggregate Interest Component of all outstanding Related Commercial Paper.

             Section 3. Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

             Section 4. Severability. If any one or more of the covenants, agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

             Section 5. Counterparts. This Amendment may be executed in any number of counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

             Section 6. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.






















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             IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Amendment as of the date first written above.

                                     NORDSTROM fsb,
                                     as Transferor
                                     By: /s/                   Kevin Knight
                                        -----------------------------------
                                     Name:  KEVIN KNIGHT
                                     Title: CEO

                                     BANK OF AMERICA, N.A.,
                                     as Agent and as a Bank Investor
                                     By: /s/                Elliott Lemon
                                        ---------------------------------
                                     Name:  Elliott Lemon
                                     Title: Vice President


                                     ENTERPRISE FUNDING CORPORATION,
                                     as Company
                                     By: /s/               Kevin P. Burns
                                        ---------------------------------
                                     Name:  Kevin P. Burns
                                     Title: Vice President

                                     MORGAN GUARANTY TRUST COMPANY OF NEW
                                     YORK, as a Bank Investor
                                     By: /s/             Robert Bottamedi
                                        ---------------------------------
                                     Name:  Robert Bottamedi
                                     Title: Vice President
















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